Leases	9 Months Ended
Sep. 30, 2024
Leases
Leases

4. Leases

The Company entered into a lease for a laboratory facility located at 17 Briden Street, Worcester, Massachusetts, which covers 321 square feet of rentable space. The lease commenced on March 1, 2024 and had an original expiration date of August 31, 2024. The Company has the option to renew the lease for additional 6-month periods. On June 1, 2024, the Company elected the option to renew the lease for an additional 6-month period, and the lease will expire on February 28, 2025. The Company made an accounting policy election under the FASB ASC Topic 842, “Leases” not to recognize leases with a term less than one year on the balance sheet and that do not contain a purchase option. Under the short-term lease election, the Company will recognize the lease payments for the laboratory facility on a straight-line basis over the lease term.

The total base rent for the premises over each 6-month term is expected to be $15,000. During the three and nine month periods ending September 30, 2024, the Company recognized $8,129 and $18,909, respectively, of rent expense and variable lease costs related to the laboratory facility.

The Company’s lease for its corporate headquarters and primary research facility in Marlborough, Massachusetts was for a total of 7,581 square feet of office and laboratory space and expired on March 31, 2024. The lease agreement did not contain information to determine the borrowing rate implicit in the lease. As such, the Company calculated its incremental borrowing rate based on what the Company would have to pay to borrow on a collateralized basis over the lease term for an amount equal to the remaining lease payments, taking into consideration such assumptions as, but not limited to, the U.S. treasury yield rate and borrowing rates from a creditworthy financial institution using the above lease factors. The Company has continued operations as a primarily remote business with the expiration of the lease, but has contracted a private mailbox with an address of 11 Apex Drive, Suite 300A, PMB 2006, Marlborough, MA 01752 to use as its principal mailing address for SEC and other purposes.

The lease for the Company’s former corporate headquarters represented all of the Company’s capitalized lease obligations.

The amounts reported in the condensed consolidated balance sheets for the Company’s former corporate headquarters classified as an operating lease in which the Company is the lessee and other supplemental balance sheet information is set forth as follows, in thousands, except the lease term (number of years) and discount rate:

Schedule of lease amounts recorded in balance sheet
	September 30, 2024	December 31, 2023
Assets
Right of use asset	$–	$33
Liabilities
Lease liability	$–	$35
Lease Term and Discount Rate
Weighted average remaining lease term	–	0.25
Weighted average discount rate	–	4.70%

There were no operating lease costs for our former corporate headquarters included in operating expense for the three months ended September 30, 2024. Operating lease costs for our former corporate headquarters included in operating expense were $33,000 for the three months ended September 30, 2023. Operating expenses were $33,000 and $99,000 for the nine months ended September 30, 2024 and 2023, respectively.

The Company’s condensed consolidated statements of cash flows for the Company’s former corporate headquarters was $35,000 and $104,000 for the nine months ended September 30, 2024 and 2023, respectively.